Neuberger Berman

EQUITY FUNDS

                             SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 1, 1999

                                                        (AS AMENDED MAY 1, 2000)


Neuberger Berman International Fund


REDEMPTION FEE -- STARTING WITH SHARES PURCHASED ON OR AFTER SEPTEMBER 11, 2000, if you sell those fund shares or exchange them for shares of another fund in 180 days or less after purchase, you will be charged a 2.00% fee on the current net asset value of the shares sold or exchanged. This fee is paid to the fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs. This fee will not be applied to any shares purchased prior to September 11, 2000.

The fund uses a "first-in, first-out" method to determine how long you have held your fund shares. This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

We will not impose a redemption fee on a redemption or exchange of:

  |X| shares acquired by reinvestment of dividends or other distributions of the fund
  |X| shares held in an account of certain qualified retirement plans; or |X| shares purchased through other investment providers, IF the provider imposes a similar type of fee or otherwise has a policy in place to deter short term trading.

Shareholders purchasing through an investment provider should contact that provider to determine whether it imposes a redemption fee or has such a policy in place. Also, the Neuberger Berman International Fund Table of Shareholder Fees on Page 28 is amended as follows:

SHAREHOLDER FEES (% of amount redeemed or exchanged)
These are deducted directly from your investment.

     Redemption Fee*            2.00
     Exchange Fee*              2.00
     * A REDEMPTION FEE OF 2.00% IS CHARGED ON INVESTMENTS HELD 180 DAYS OR LESS, WHETHER FUND SHARES ARE REDEEMED OR EXCHANGED FOR SHARES OF ANOTHER FUND.

The date of this supplement is August 15, 2000.

                                                NEUBERGER BERMAN

                                                NEUBERGER BERMAN MANAGEMENT INC.
                                                605 Third Avenue 2nd Floor
                                                New York, NY  10158-0180